UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 22, 2011

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

On September 22, 2011, American Tower Corporation issued a press release (the “Press Release”) announcing that the registration statement on Form S-4/A filed by its wholly owned subsidiary, American Tower REIT, Inc., which contains a proxy statement of American Tower Corporation, had been declared effective as at such date by the Securities and Exchange Commission (the ‘SEC”). A copy of the Press Release is filed herewith as Exhibit 99.1, and is incorporated by reference herein.

ADDITIONAL INFORMATION AND CAUTIONARY STATEMENT

This Report does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. American Tower REIT, Inc. has filed with the SEC a registration statement on Form S-4/A containing a proxy statement of American Tower Corporation and a prospectus of American Tower REIT, Inc. with respect to the proposed merger. The registration statement was declared effective by the SEC on September 22, 2011. Notice of a special meeting and a definitive proxy statement/prospectus is expected to be mailed on or about October 11, 2011 to stockholders of American Tower Corporation who hold shares of its Class A common stock as of October 3, 2011. INVESTORS ARE URGED TO READ THE FORM S-4/A AND PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by American Tower Corporation free of charge by contacting Corporate Secretary, 116 Huntington Avenue, Boston, Massachusetts 02116.

American Tower Corporation, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from American Tower Corporation’s stockholders in connection with the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the merger is included in the Form S-4/A and proxy statement. Information about the directors and executive officers of American Tower Corporation and their ownership of American Tower Corporation capital stock is set forth in the proxy statement for American Tower Corporation’s 2011 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4/A and proxy statement for the merger.

Investors should read the Form S-4/A and proxy statement carefully before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

(Registrant)

Date:	September 22, 2011	By:	/S/ THOMAS A. BARTLETT
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 22, 2011.